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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of1934

                          Date of Report: December 31, 1999

                        COMMISSION FILE NUMBER: 000-27371

                           SENIOR CARE INDUSTRIES, INC.
              ----------------------------------------------------
              Exact name of Registrant as specified in its charter

          Nevada                                                 88-0221599
          --------                                               ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

410 S. Broadway, 2nd Floor, Laguna Beach, CA                   92651
Address of principal executive offices                        Zip Code

Registrant's telephone number, including area code:  (949) 376-8575

Former name, former address and former fiscal year, if changed since last report:

      NONE


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ITEM 1:  NOTICE REGARDING CHANGE IN AUDITORS.

The Corporation advises that James Slayton, C.P.A. has resigned as the company auditors, which resignation was accepted by the Company on March 15, 2000 effective from December 31, 1999. The reason for the resignation was the press of other business which made it impossible for Mr. Slayton to continue as the company auditor. No dispute existed or exists between the Company and the Auditors.

John Spurgeon, CPA, JD whose address is PO Box 1171, Glendora, CA 91740, telephone number (626) 914-9449 has agreed to replace James Slayton as suditor.



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                    Senior Care Industries, INC.
                                                    (Registrant)


                                                   /S/ Stephen Reeder
                                                   ------------------
                                                   By: Stephen Reeder
Chairman of the Board of Directors
Date: March 15, 2000